UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________

FORM 8-K/A
(Amendment No. 1)

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 18, 2006

SENECA FOODS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

New York (State or Other Jurisdiction of Incorporation)	0-01989 (Commission File Number)	16-0733425 (IRS Employer Identification No.)

3736 South Main Street, Marion, New York 14505-9751
(Address of Principal Executive Offices, including zip code)

(315) 926-8100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

ྑ	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
ྑ	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
ྑ	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
ྑ	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The Current Report on Form 8-K/A is being filed to amend Item 9.01 of the Current Report on Form 8-K filed by Seneca Foods Corporation on August 23, 2006. This amendment provides audited and unaudited historical financial statements of the business acquired and certain Pro Forma financial information as required under Item 9.01 (as described thereunder), which financial statements and information were not included in the Current Report on Form 8-K filed August 23, 2006.

Item 1.01 Entry into a Material Definitive Agreement

On August 18, 2006, Seneca Foods Corporation (the “Company”) entered into a Purchase Agreement to acquire the outstanding membership interests in Signature Fruit Company, LLC (“Signature”) from John Hancock Life Insurance Company and John Hancock Variable Life Insurance Company (the “Sellers”). The information set forth below in Item 2.01 relating to the acquisition of Signature is incorporated by reference into this Item 1.01. A copy of the Purchase Agreement was attached to the Current Report on Form 8-K as Exhibit 2 filed on August 23, 2006 and is incorporated herein by reference.

Also on August 18, 2006, the Company, Seneca Snack Company and Signature, entered into an Amended and Restated Revolving Credit Agreement with a consortium of five banks with Bank of America, N.A. as Administrative Agent, Collateral Agent and Issuing Bank. The Amended and Restated Revolving Credit Agreement provides for a $250 million revolving credit facility (which upon the satisfaction of certain conditions may be increased to up to $400 million) maturing in August 2011. The $250 million facility replaced a $100 million revolving credit facility, which was to mature in July 2011. The interest rate on the $250 million facility is based on LIBOR or the Bank of America’s prime rate plus an applicable margin determined based on overall Company leverage as set forth in the Amended and Restated Credit Agreement. Additionally, the Company pays fees on the unused portion of the revolver also based upon overall Company leverage as set forth in the Amended and Restated Credit Agreement, a copy of which was attached to the Current Report on Form 8-K as Exhibit 2 filed on August 23, 2006 and is incorporated herein by reference.
.

Item 2.01 Completion of Acquisition or Disposition of Assets

On August 18, 2006, the Company acquired the outstanding membership interests in Signature from the Sellers pursuant to a Purchase Agreement dated August 18, 2006 (the “Acquisition”). Signature, located in Modesto, California, is engaged in the shelf stable fruit processing business. The purchase price totaled $45 million plus the assumption of certain liabilities. The Acquisition was financed with $20 million in cash and $25 million of the Company’s Convertible Participating Preferred Stock, Series 2006. In connection with the Acquisition, the Company executed a guaranty with respect to Signature’s $45.5 million Senior Secured Notes payable to the Sellers.

Item 2.03 Creation of a Direct Financial Obligation

The information set forth above in Items 1.01 and 2.01 relating to the Amended and Restated Revolving Credit Agreement and the guaranty of the Signature Senior Secured Notes is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

In connection with the Acquisition, the Company issued 1,025,220 shares of its newly designated Convertible Participating Preferred Stock, Series 2006 (the “Preferred Shares”). The Preferred Shares were issued to the Sellers and were valued at $25 million under the Purchase Agreement.

The Preferred Shares are convertible into shares of the Company’s Class A Common Stock at any time at the option of the holder thereof. The Preferred Shares are currently convertible on a one-for-one basis, subject to adjustment upon the occurrence of certain dilutive events as set forth in the Company’s Certificate of Incorporation, as amended.

The issuance of the Preferred Shares was exempt from registration with the U.S. Securities and Exchange Commission pursuant to the exemption from such registration under Section 4(2) of the Securities Act of 1933, as amended, for a sale not involving a public offering. The Company and the Sellers entered into a Registration Rights Agreement with respect to the registration of the Preferred Shares, as well as the shares of Class A Common Stock issuable upon conversion of the Preferred Shares, for resale under the Securities Act. A copy of the Registration Rights Agreement was attached to the Current Report on Form 8-K as Exhibit 10.2 filed on August 23, 2006 and is incorporated herein by reference.
.

Item 5.03 Amendments to Articles of Incorporation

On August 18, 2006, the Company filed a Certificate of Amendment to its Certificate of Incorporation with the New York Secretary of State authorizing a fifth series of Class A Preferred Stock designated Convertible Participating Preferred Stock, Series 2006. The Company also filed a Certificate of Correction to the Certificate of Amendment with the New York Secretary of State on August 21, 2006. A copy of the Certificate of Amendment, as corrected, was attached to the Current Report on Form 8-K as Exhibit 3 filed on August 23, 2006 and is incorporated herein by reference.
.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Audited consolidated financial statements of Signature Fruit Company, LLC for the years ended December 31, 2005, December 25, 2004, and December 27, 2003 and related Reports of Independent Auditors thereon are included as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Financial Statements of Business Acquired.

Unaudited consolidated financial statements of Signature Fruit Company, LLC for the six-month periods ended July 1, 2006 and June 25, 2005 are included as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(c) Pro Forma Financial Information.

The required pro forma financial information of Seneca Foods Corporation as of and for the fiscal year ended March 31, 2006 and three months ended July 1, 2006 (Acquirer) and three months ended April 1, 2006 (Acquiree) is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

(d) Exhibits

2
Purchase Agreement by and among Seneca Foods Corporation, John Hancock Life Insurance Company and John Hancock Variable Life Insurance Company dated as of August 18, 2006 (incorporated by reference to Exhibit 2 to the Current Report on Form 8-K filed August 23, 2006).

3
Certificate of Amendment of the Certificate of Incorporation of Seneca Foods Corporation filed August 18, 2006 as corrected by a Certificate of Correction filed August 21, 2006 (incorporated by reference to Exhibit 3 to the Current Report on Form 8-K filed August 23, 2006).

10.1	Amended and Restated Revolving Credit Agreement dated as of August 18, 2006 (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed August 23, 2006).

10.2
Registration Rights Agreement between Seneca Foods Corporation, John Hancock Life Insurance Company and John Hancock Variable Life Insurance Company dated as of August 18, 2006 (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed August 23, 2006).

23.1	Consent of Independent Auditors - Ernst & Young LLP

99.1	Audited consolidated financial statements of Signature Fruit Company, LLC for the years ended December 31, 2005 and December 25, 2004 and related Report of Independent Auditors thereon.

99.2	Audited consolidated financial statements of Signature Fruit Company, LLC for the years ended December 25, 2004 and December 27, 2003 and related Report of Independent Auditors thereon.

99.3	Unaudited consolidated financial statements of Signature Fruit Company, LLC for the six month periods ended July 1, 2006 and June 25, 2005.

99.4
Unaudited Pro Forma Condensed Consolidated financial statements of Seneca Foods Corporation as of and for the fiscal year ended March 31, 2006 and three months ended July 1, 2006 (Acquirer) and three months ended April 1, 2006 (Acquiree).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2006

SENECA FOODS CORPORATION

By: /s/Jeffrey L. Van Riper
Jeffrey L. Van Riper
Controller